DEBT ASSIGNMENT	6 Months Ended
Jun. 30, 2017
Debt Disclosure [Abstract]
Short-term Debt [Text Block]
NOTE 6 — DEBT ASSIGNMENT

On January 13, 2017, the Asset Purchase Modification Agreement dated April 16, 2016 (the “Modification Agreement”), with a total obligation $1,038,000 was assigned to new holders of the debt and in full settlement of that agreement the previous note holder was paid in full. Simultaneously, the New Holders executed a new agreement on the same terms and conditions available to the previous note holder plus $312,000 in issuance costs and $122,000 in guaranteed interest at 9% for a total obligation of $1,472,000. The Company recorded the $1,472,000 as a current liability on the condensed consolidated balance sheet, recognized the guaranteed interest of $122,000 in the condensed consolidated statement of operations, recorded the $312,000 as a contra liability account and amortized $312,000 as interest expense for the six months ended June 30, 2017.

In determining the appropriate accounting for the foregoing debt exchange, the Company considered many elements of the transaction, including whether or not the exchange resulted in a debt modification or extinguishment; the resulting accounting for transaction costs; the derecognition of the extinguished debt and finally, the appropriate recording of the newly issued debt instrument. The Company referred to the guidance in ASC 470-50-40-10 which indicates that from the debtor’s perspective, an exchange of debt instruments between or a modification of a debt instrument by a debtor and a creditor in a non-troubled debt situation is deemed to have been accomplished with debt instruments that are substantially different if the present value of the cash flows under the terms of the new debt instrument is at least ten percent different from the present value of the remaining cash flows under the terms of the original instrument. It is also noted in the literature that transactions between or among creditors do not result in a modification or exchange of the original debt instrument between the debtor and creditor. Accordingly, those transactions do not affect the accounting by the debtor, the carrying amount of the new note is not adjusted and the effects of the changes are to be reflected in future periods.

Series D Convertible Preferred Stock Leak-Out Agreement

On February 2, 2017, the New Holders agreed that any sales of common stock underlying the Series D Convertible Preferred Stock (the “Series D Preferred Stock”) would not, in the aggregate, exceed 2.75% of that day’s dollar volume of our common stock traded, provided that the New Holders shall be entitled to sell no less than an aggregate of $27,500 each trading day.

During the six months ended June 30, 2017, the Company issued 5,000,000 shares of Series D Preferred stock to the New Holders, which were simultaneously converted into 416,667 shares of common stock valued at approximately $648,000. The value of the common stock issued was based on the fair value of the stock upon execution of the new holders selling their respective shares. During the three months ending June 30, 2017, the Company made cash payments of $824,000 as full satisfaction of the remaining amount due. Interest expense for the six months ended June 30, 2017 and 2016 was $434,000 and $0, respectively.